Exhibit 99.3
ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2002			2003			2004			2005
	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)	(% Change)		(Total)
1. Sales	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)	(Comp Stores)		(% Change)

1st Qtr	-6%	312,792	19%	-6%	346,722	11%	0%	411,930	19%	19%	546,810	33%
2nd Qtr	-5%	329,154	18%	-8%	355,719	8%	-5%	401,346	13%	30%	571,591	42%
3rd Qtr	-5%	419,329	18%	-9%	444,979	6%	1%	520,724	17%	25%	704,918	35%
4th Qtr	-4%	534,482	15%	-11%	560,389	5%	9%	687,254	23%

Year	-5%	1,595,757	17%	-9%	1,707,810	7%	2%	2,021,253	18%
6 Mos	-6%	641,946	18%	-7%	702,441	9%	-3%	813,276	16%	24%	1,118,401	38%
9 Mos	-5%	1,061,274	18%	-8%	1,147,421	8%	-1%	1,333,999	16%	24%	1,823,319	37%

2. Cost of Goods Sold		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

1st Qtr	122,840	39.3%	130,243	37.6%	144,006	35.0%	189,558	34.7%
2nd Qtr	119,028	36.2%	122,068	34.3%	120,429	30.0%	181,931	31.8%
3rd Qtr	169,963	40.5%	167,328	37.6%	184,107	35.4%	239,832	34.0%
4th Qtr	203,370	38.0%	205,001	36.6%	231,487	33.7%

Year	615,201	38.6%	624,640	36.6%	680,029	33.6%
6 Mos	241,868	37.7%	252,311	35.9%	264,435	32.5%	371,489	33.2%
9 Mos	411,831	38.8%	419,639	36.6%	448,542	33.6%	611,321	33.5%

3. Gross Profit		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)

1st Qtr	189,952	60.7%	216,479	62.4%	267,924	65.0%	357,252	65.3%
2nd Qtr	210,126	63.8%	233,651	65.7%	280,917	70.0%	389,660	68.2%
3rd Qtr	249,366	59.5%	277,651	62.4%	336,617	64.6%	465,086	66.0%
4th Qtr	331,112	62.0%	355,388	63.4%	455,767	66.3%

Year	980,554	61.4%	1,083,169	63.4%	1,341,225	66.4%
6 Mos	400,078	62.3%	450,130	64.1%	548,841	67.5%	746,912	66.8%
9 Mos	649,443	61.2%	727,781	63.4%	885,457	66.4%	1,211,998	66.5%

PERIOD	2002		2003		2004		2005

4. Total Stores and Distribution Expense		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	119,575	38.2%	137,747	39.7%	165,515	40.2%	222,223	40.6%
2nd Qtr	125,684	38.2%	139,732	39.3%	160,515	40.0%	232,097	40.6%
3rd Qtr	140,139	33.4%	155,937	35.0%	188,381	36.2%	252,947	35.9%
4th Qtr	147,691	27.6%	163,999	29.3%	223,833	32.6%

Year	533,089	33.4%	597,416	35.0%	738,244	36.5%
6 Mos	245,259	38.2%	277,479	39.5%	326,030	40.1%	454,320	40.6%
9 Mos	385,397	36.3%	433,417	37.8%	514,411	38.6%	707,267	38.8%

5. Total Marketing, General and Administrative Expense		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	33,844	10.8%	38,238	11.0%	55,784	13.5%	67,146	12.3%
2nd Qtr	35,491	10.8%	38,932	10.9%	51,703	12.9%	67,884	11.9%
3rd Qtr	33,676	8.0%	41,323	9.3%	86,273	16.6%	97,644	13.9%
4th Qtr	32,700	6.1%	37,060	6.6%	66,076	9.6%

Year	135,711	8.5%	155,553	9.1%	259,836	12.9%
6 Mos	69,335	10.8%	77,170	11.0%	107,488	13.2%	135,030	12.1%
9 Mos	103,011	9.7%	118,493	10.3%	193,760	14.5%	232,674	12.8%

6. Other Operating Income, Net		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	(146)	0.0%	(186)	-0.1%	(95)	0.0%	(406)	-0.1%
2nd Qtr	(102)	0.0%	(147)	0.0%	(63)	0.0%	(1,408)	-0.2%
3rd Qtr	(194)	0.0%	(187)	0.0%	(15)	0.0%	(1,379)	-0.2%
4th Qtr	(117)	0.0%	(459)	-0.1%	(4,317)	-0.6%

Year	(559)	0.0%	(979)	-0.1%	(4,490)	-0.2%
6 Mos	(248)	0.0%	(333)	0.0%	(158)	0.0%	(1,814)	-0.2%
9 Mos	(442)	0.0%	(520)	0.0%	(174)	0.0%	(3,193)	-0.2%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2002		2003		2004		2005

7. Operating Income		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	36,679	11.7%	40,680	11.7%	46,720	11.3%	68,289	12.5%
2nd Qtr	49,053	14.9%	55,134	15.5%	68,762	17.1%	91,087	15.9%
3rd Qtr	75,745	18.1%	80,578	18.1%	61,978	11.9%	115,874	16.4%
4th Qtr	150,838	28.2%	154,788	27.6%	170,175	24.8%

Year	312,313	19.6%	331,179	19.4%	347,635	17.2%
6 Mos	85,732	13.4%	95,814	13.6%	115,483	14.2%	159,376	14.3%
9 Mos	161,477	15.2%	176,392	15.4%	177,460	13.3%	275,250	15.1%

8. Interest Income, Net		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	(872)	-0.3%	(991)	-0.3%	(985)	-0.2%	(1,220)	-0.2%
2nd Qtr	(731)	-0.2%	(861)	-0.2%	(1,358)	-0.3%	(1,560)	-0.3%
3rd Qtr	(866)	-0.2%	(757)	-0.2%	(1,574)	-0.3%	(1,516)	-0.2%
4th Qtr	(1,300)	-0.2%	(1,099)	-0.2%	(1,299)	-0.2%

Year	(3,770)	-0.2%	(3,708)	-0.2%	(5,216)	-0.3%
6 Mos	(1,603)	-0.2%	(1,852)	-0.3%	(2,343)	-0.3%	(2,780)	-0.2%
9 Mos	(2,469)	-0.2%	(2,609)	-0.2%	(3,919)	-0.3%	(4,296)	-0.2%

9. Pre-tax Income		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	37,551	12.0%	41,671	12.0%	47,707	11.6%	69,509	12.7%
2nd Qtr	49,784	15.1%	55,995	15.7%	70,120	17.5%	92,647	16.2%
3rd Qtr	76,611	18.3%	81,335	18.3%	63,552	12.2%	117,390	16.7%
4th Qtr	152,138	28.5%	155,887	27.8%	171,474	25.0%

Year	316,083	19.8%	334,887	19.6%	352,853	17.5%
6 Mos	87,335	13.6%	97,666	13.9%	117,827	14.5%	162,156	14.5%
9 Mos	163,946	15.4%	179,001	15.6%	181,379	13.6%	279,546	15.3%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2002		2003		2004		2005

10. Taxes		(Tax Rate)		(Tax Rate)		(Tax Rate)		(Tax Rate)
1st Qtr	14,447	38.5%	15,886	38.1%	18,390	38.5%	29,150	41.9%
2nd Qtr	18,953	38.1%	21,467	38.3%	27,232	38.8%	35,246	38.0%
3rd Qtr	29,336	38.3%	31,401	38.6%	23,641	37.2%	45,790	39.0%
4th Qtr	58,594	38.5%	61,304	39.3%	67,214	39.2%

Year	121,330	38.4%	130,057	38.8%	136,477	38.7%
6 Mos	33,400	38.2%	37,353	38.2%	45,622	38.7%	64,396	39.7%
9 Mos	62,737	38.3%	68,754	38.4%	69,263	38.2%	110,186	39.4%

11. Net Income		(% of Sales)		(% of Sales)		(% of Sales)		(% of Sales)
1st Qtr	23,104	7.4%	25,785	7.4%	29,317	7.1%	40,359	7.4%
2nd Qtr	30,831	9.4%	34,528	9.7%	42,888	10.7%	57,401	10.0%
3rd Qtr	47,275	11.3%	49,934	11.2%	39,911	7.7%	71,600	10.2%
4th Qtr	93,544	17.5%	94,583	16.9%	104,260	15.2%

Year	194,753	12.2%	204,829	12.0%	216,376	10.7%
6 Mos	53,935	8.4%	60,313	8.6%	72,205	8.9%	97,760	8.7%
9 Mos	101,210	9.5%	110,247	9.6%	112,116	8.4%	169,360	9.3%

12. Net Income		(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	23,104	15.6%	25,785	11.6%	29,317	13.7%	40,359	37.7%
2nd Qtr	30,831	25.5%	34,528	12.0%	42,888	24.2%	57,401	33.8%
3rd Qtr	47,275	9.9%	49,934	5.6%	39,911	-20.1%	71,600	79.4%
4th Qtr	93,544	18.4%	94,583	1.1%	104,260	10.2%

Year	194,753	16.9%	204,829	5.2%	216,376	5.6%
6 Mos	53,935	21.1%	60,313	11.8%	72,205	19.7%	97,760	35.4%
9 Mos	101,210	15.6%	110,247	8.9%	112,116	1.7%	169,360	51.1%

13. Net Income per Share		(% Increase)		(% Increase)		(% Increase)		(% Increase)
1st Qtr	$0.23	21.1%	$0.26	13.0%	$0.30	15.4%	$0.45	50.0%
2nd Qtr	$0.30	25.0%	$0.34	13.3%	$0.44	29.4%	$0.63	43.2%
3rd Qtr	$0.47	11.9%	$0.50	6.4%	$0.42	-16.0%	$0.79	88.1%
4th Qtr	$0.94	20.5%	$0.97	3.2%	$1.15	18.6%

Year	$1.94	19.8%	$2.06	6.2%	$2.28	10.7%
6 Mos	$0.53	23.3%	$0.60	13.2%	$0.74	23.3%	$1.07	44.6%
9 Mos	$1.00	17.6%	$1.10	10.0%	$1.16	5.5%	$1.87	61.2%

ABERCROMBIE & FITCH
QUARTERLY FINANCIAL INFORMATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

PERIOD	2002		2003		2004		2005

14. Diluted Weighted Average Shares Outstanding
1st Qtr	102,130		99,835		96,872		89,800
2nd Qtr	101,465		100,128		97,590		91,501
3rd Qtr	99,568		99,102		95,351		90,458
4th Qtr	99,398		97,839		90,750

Year	100,631		99,580		95,110
6 Mos	101,879		100,542		97,118		90,946
9 Mos	100,994		100,095		96,522		90,422

15. Actual Shares Outstanding - End of Period
1st Qtr	99,053		98,004		94,788		86,324
2nd Qtr	98,076		96,438		95,773		88,707
3rd Qtr	97,229		96,326		90,556		87,606
4th Qtr	97,269		94,607		86,040

16. Number of Stores - End of Period		(% Increase)		(% Increase)		(% Increase)		(% Increase)

1st Qtr	507	42.8%	602	18.7%	706	17.3%	783	10.9%
2nd Qtr	533	31.6%	625	17.3%	727	16.3%	804	10.6%
3rd Qtr	560	23.3%	651	16.3%	764	17.4%	820	7.3%
4th Qtr	597	21.6%	700	17.3%	788	12.6%

17. Gross Square Feet - End of Period		(% Increase)		(% Increase)		(% Increase)		(% Increase)

1st Qtr	3,772	32.1%	4,392	16.4%	5,065	15.3%	5,573	10.0%
2nd Qtr	3,937	25.3%	4,538	15.3%	5,192	14.4%	5,674	9.3%
3rd Qtr	4,110	19.2%	4,709	14.6%	5,439	15.5%	5,789	6.4%
4th Qtr	4,358	18.7%	5,021	15.2%	5,591	11.4%